Exhibit 10.8

MARTINEZ LICENSE AGREEMENT

THIS MARTINEZ LICENSE AGREEMENT (“Agreement”) is made as of July 1, 2014, by and between Tesoro Refining & Marketing Company LLC, a Delaware limited liability company (“Licensor”), and Tesoro Logistics Operations LLC, a Delaware limited liability company (“Licensee”). The above-named entities are sometimes referred to in this Agreement individually as a “Party” and collectively as the “Parties.”

RECITALS

A. Concurrently herewith, Licensor and Licensee have entered into that certain Martinez Terminalling Services Agreement (the “Terminalling Agreement”), under which Licensor has agreed to perform certain services for Licensor.

B. Licensor desires to license Licensee to use area identified on Exhibit A hereto as “Proposed Parcel” (the “License Area”) for the purpose of providing the services specified in the Terminalling Agreement.

W I T N E S S E T H:

Now, therefore, inconsideration of the Terminalling Agreement, Licensor and Licensee hereby agree as follows:

1. Licensor hereby grants to Licensee a license to use the License Area for the sole purpose of performing the services specified in the Terminalling Agreement.

2. Licensor hereby grants to Licensee a right of access to the License Area over Licensor’s adjacent property identified on Exhibit B hereto as “Proposed Easement Area” (the “Access Area”)

3. Licensee shall indemnify, defend and save harmless Licensor, its officers, directors, shareholders, partners, agents and employees against and from all costs, expenses, liabilities, losses, damages, injunctions, suits, actions, fines, penalties, claims and demands of every kind or nature, including reasonable attorneys’ fees, by or on behalf of any person, party or governmental authority whatsoever arising out of Licensee’s use of the License Area or the Access Area.

4. Licensee hereby assumes any and all risk of loss with regard to any improvements located on the Licensee Area and shall assure that upon termination of this Agreement all such improvements are in the same condition as of the date of this Agreement except for ordinary wear and tear.

5. All notices, requests, demands, and other communications hereunder will be in writing and will be deemed to have been duly given: (a) if by transmission by hand delivery, when delivered; (b) if mailed via the official governmental mail system, five business days after mailing, provided said notice is sent first class, postage pre-paid, via certified or registered mail, with a return receipt requested; (c) if mailed by an internationally recognized overnight express mail service such as Federal Express, UPS, or DHL Worldwide, one business day after deposit therewith prepaid; or (d) if by e-mail, one business day after delivery with receipt confirmed. All notices will be addressed to the Parties at the respective addresses as follows:

If to Licensor, to:

Tesoro Refining & Marketing Company LLC

19100 Ridgewood Parkway

San Antonio, Texas 78259

For legal notices:

Attention: Charles A. Cavallo III, Managing Attorney - Commercial

phone: (210) 626-4045

email: Charles.A.Cavallo@tsocorp.com

all other notices and communications:

Attention: Dennis C. Bak

phone: 310-847-3846

email: Dennis.C.Bak@tsocorp.com

If to Licensee, to:

Tesoro Logistics Operations LLC

19100 Ridgewood Parkway

San Antonio, Texas 78259

For legal notices:

Attention: Charles S. Parrish, General Counsel

phone: (210) 626-4280

email: Charles.S.Parrish@tsocorp.com

For all other notices and communications:

Attention: Rick D. Weyen, Vice President, Logistics

phone: (210) 626-4379

email: Rick.D.Weyen@tsocorp.com

or to such other address or to such other person as either Party will have last designated by notice to the other Party.

6. This Agreement is terminable by either Party upon 30 days’ prior written notice to the other party.

7. All other rights and obligations of the arties hereto with regard to the License Area and the Access Area shall be governed by the Terminalling Agreement and that certain Contribution, Conveyance and Assumption Agreement entered into concurrently herewith.

2

IN WITNESS WHEREOF, Licensor and Licensee have duly executed this instrument the day and year first written above.

LICENSOR:

TESORO REFINING & MARKETING COMPANY LLC, a Delaware limited liability company

By:	/s/ G. Scott Spendlove
G. Scott Spendlove
Senior Vice President and Chief Financial Officer

LICENSEE:

TESORO LOGISTICS OPERATIONS LLC, a Delaware limited liability company

By:	/s/ Phillip M. Anderson
Phillip M. Anderson
President

Signature Page to Martinez License Agreement

EXHIBIT “A” TO LICENSE AGREEMENT

MARTINEZ REFINERY

LICENSE AREA

A PORTION OF SWAMP AND OVERFLOW SURVEYS NO. 87 AS DESCRIBED IN THE PATENT RECORDED NOVEMBER 30, 1875 IN BOOK 2 OF PATENTS, PAGE 310; AND DEED RECORDED MAY 17, 2002 AS DOC. NO. 2002-0177826 O.R. IN THE COUNTY OF CONTRA COSTA, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS

COMMENCING AT THE INTERSECTION OF THE NORTHERLY LINE OF THE COUNTY ROAD RUNNING FROM AVON TO BAY POINT AS DESCRIBED IN DEED TO THE COUNTY OF CONTRA COSTA, RECORDED JUNE 18, 1913, IN BOOK 205 OF DEEDS, PAGE 141, WITH THE EASTERLY LINE OF THAT CERTAIN 305.931 ACRE PARCEL SHOWN ON LICENSE SURVEY MAP RECORDED DECEMBER 31, 1954 IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY IN BOOK 16 OF LICENSE SURVEY MAPS PAGE 36, SAID INTERSECTION SHOWN AS A RAILROAD SPIKE ON SAID LICENSE SURVEY MAP;

THENCE ALONG THE NORTHERLY LINE OF SAID COUNTY ROAD, SOUTH 71°22’28” WEST, A DISTANCE OF 989.48 FEET;

THENCE PERPENDICULAR WITH SAID LINE, NORTH 18°37’32” WEST, A DISTANCE OF 110.00 FEET TO THE TRUE POINT OF BEGINNING;

THENCE SOUTH 71°22’28” WEST, ALONG A LINE PARALLEL WITH AND 110.00 FEET NORTH OF THE NORTHERLY LINE OF SAID COUNTY ROAD, A DISTANCE OF 702.03 FEET;

THENCE NORTH 18°37’32” WEST, A DISTANCE OF 52.52 FEET;

THENCE SOUTH 71°22’28” WEST, A DISTANCE OF 38.63 FEET;

THENCE NORTH 18°37’32” WEST, A DISTANCE OF 292.47 FEET;

THENCE SOUTH 71°22’28” WEST, A DISTANCE OF 201.14 FEET;

THENCE NORTH 20°37’15” EAST, A DISTANCE OF 453.24 FEET;

THENCE SOUTH 89°47’20” EAST, A DISTANCE OF 235.90 FEET;

THENCE SOUTH 36°14’56” EAST, A DISTANCE OF 597.90 FEET;

THENCE NORTH 71°22’28” EAST, A DISTANCE OF 250.77 FEET;

Exhibit A – Martinez License Agreement

THENCE SOUTH 18°37’32” EAST, A DISTANCE OF 50.00 FEET TO THE TRUE POINT OF BEGINNING.

SAID PARCEL CONTAINS 6.839 ACRES, MORE OR LESS.

HEREIN DESCRIBED BEARINGS ARE BASED ON CALIFORNIA COORDINATE SYSTEM (CCS83) (NSRS2007) EPOCH 2011.0 ZONE 3.

NOTHING IN THIS DOCUMENT IS MEANT TO SUBVERT STATE OF CALIFORNIA GOVERNMENT CODE TITLE 7 PLANNING AND LAND USE DIVISION 3 SECTION 66499.30 (b)

PER STATE OF CALIFORNIA GOVERNMENT CODE TITLE 7 PLANNING AND LAND USE DIVISION 3 SECTION 66499.30 (e) THE ABOVE DESCRIBED REAL PROPERTY MAY BE CONSIDERED IN AN OFFER TO SELL, LEASE, OR FINANCE OR TO CONSTRUCT IMPROVEMENTS THEREON AS LONG AS SAID REAL PROPERTY IS EXPRESSLY CONDITIONED UPON THE APPROVAL AND FILING OF A FINAL SUBDIVISION MAP OR PARCEL MAP, AS REQUIRED UNDER THIS DIVISION.

Exhibit A – Martinez License Agreement

EXHIBIT “B” TO LICENSE AGREEMENT

MARTINEZ REFINERY LICENSE AREA

ACCESS EASEMENT

A PORTION OF SWAMP AND OVERFLOW SURVEYS No. 87 AS DESCRIBED IN THE PATENT RECORDED NOVEMBER 30, 1875 IN BOOK 2 OF PATENTS, PAGE 310; AND DEED RECORDED MAY 17, 2002 AS DOC. NO. 2002-0177826 O.R. AND THE COUNTY ROAD ABANDONED BY PARCEL TWO IN QUIT-CLAIM DEED RECORDED FEBRUARY 8, 1996 AS DOC. NO. 1996-23625 O.R., ALL IN THE COUNTY OF CONTRA COSTA, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS

COMMENCING AT THE INTERSECTION OF THE NORTHERLY LINE OF THE COUNTY ROAD RUNNING FROM AVON TO BAY POINT AS DESCRIBED IN DEED TO THE COUNTY OF CONTRA COSTA, RECORDED JUNE 18, 1913, IN BOOK 205 OF DEEDS, PAGE 141, WITH THE EASTERLY LINE OF THAT CERTAIN 305.931 ACRE PARCEL SHOWN ON LICENSE SURVEY MAP RECORDED DECEMBER 31, 1954 IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY IN BOOK 16 OF LICENSE SURVEY MAPS PAGE 36, SAID INTERSECTION SHOWN AS A RAILROAD SPIKE ON SAID LICENSE SURVEY MAP, THENCE ALONG THE NORTHERLY LINE OF SAID COUNTY ROAD SOUTH 71°22’28” WEST A DISTANCE OF 1566.16 FEET TO THE TRUE POINT OF BEGINNING; THENCE PERPENDICULAR WITH SAID NORTHERLY LINE SOUTH 18°37’32” EAST, A DISTANCE OF 60.00 FEET TO THE SOUTHERLY LINE OF SAID COUNTY ROAD; THENCE SOUTH 71°22’28” WEST, ALONG SAID SOUTHERLY LINE, A DISTANCE OF 1334.23 FEET TO A POINT ON THE WESTERLY LINE OF SAID PARCEL TWO OF DOC. NO. 1996-23625; THENCE DEPARTING SAID SOUTHERLY LINE, PERPENDICULAR TO SAID LINE NORTH 18°37’32” WEST, A DISTANCE OF 71.86 FEET; THENCE NORTH 75°52’58” EAST, A DISTANCE OF 150.86 FEET TO A POINT ON SAID NORTHERLY LINE; THENCE NORTH 71°22’28” EAST, ALONG SAID NORTHERLY LINE, A DISTANCE OF 1068.84 FEET; THENCE DEPARTING SAID NORTHERLY LINE, PERPENDICULAR TO SAID LINE NORTH 18°37’32” WEST, A DISTANCE OF 110.00 FEET; THENCE NORTH 71°22’28” EAST, ALONG A LINE PARALLEL WITH AND 110.00 FEET NORTH OF SAID NORTHERLY LINE, A DISTANCE OF 115.00 FEET; THENCE SOUTH 18°37’32 EAST, A DISTANCE OF 110.00 FEET TO THE TRUE POINT OF BEGINNING.

SAID PARCEL CONTAINS 2.149 ACRES, MORE OR LESS.

HEREIN DESCRIBED BEARINGS ARE BASED ON CALIFORNIA COORDINATE SYSTEM (CCS83) (NSRS2007) EPOCH 2011.0 ZONE 3.

Exhibit B – Martinez License Agreement